Series Number: 1
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      13,174
                                Institutional Class                                           6,637
2. Dividends for a second class of open-end company shares
A Class                                           5,965
C Class                                           57
R Class                                           2,209

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3230
                                 Institutional Class                                           $0.3578
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2796
C Class                                            $0.1508
R Class                                           $0.2361

Series Number: 2
For period ending 07/31/15

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      22,522
                                Institutional Class                                           12,088
2. Dividends for a second class of open-end company shares
A Class                                           10,419
C Class                                           90
R Class                                           3,787

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3251
                                 Institutional Class                                           $0.3553
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2873
C Class                                            $0.1742
R Class                                           $0.2496

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      73,508
                      Institutional Class                                                      49,807
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           38,921
                                C Class                                            525
R Class                                            16,405

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.62
                      Institutional Class                                           $14.64
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.60
                                C Class                                            $14.58
R Class                                            $14.58

Series Number: 3
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           17,069
                                Institutional Class                                           8,934
           2. Dividends for a second class of open-end company shares
                                A Class                                           8,314
C Class                                           63
                                R Class                                            3,192

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3446
                                 Institutional Class                                           $0.3772
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3039
C Class                                            $0.1817
R Class                                           $0.2632

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      53,033
                      Institutional Class                                                      35,083
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           29,129
                                C Class                                            418
R Class                                            13,093

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.83
                      Institutional Class                                           $15.86
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.81
                                C Class                                            $15.77
R Class                                            $15.79

Series Number: 4
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           12,417
                                Institutional Class                                                      7,762
              2. Dividends for a second class of open-end company shares
                                A Class                                           5,699
C Class                                           25
                                R Class                                            2,187

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3726
                      Institutional Class                                           $0.4067
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3300
C Class                                            $0.2022
R Class                                           $0.2874

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      36,703
                      Institutional Class                                                      26,375
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           18,526
                                C Class                                            149
R Class                                            7,898

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $16.57
                      Institutional Class                                           $16.60
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $16.54
                                C Class                                            $16.51
R Class                                            $16.53

Series Number: 5
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           8,278
                        Institutional Class                                                                5,039
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 3,747
C Class                                           40
                                R Class                                           2,350

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2928
                                 Institutional Class                                           $0.3195
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2594
C Class                                            $0.1675
R Class                                           $0.2261

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      65,194
                      Institutional Class                                                      38,456
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           33,916
                                C Class                                            613
R Class                                            19,416

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.62
                      Institutional Class                                           $12.62
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.62
                                C Class                                            $12.59
R Class                                            $12.60

Series Number: 11
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           12,352
                                Institutional Class                                                      9,407
           2. Dividends for a second class of open-end company shares
                      A Class                                           6,390
C Class                                           136
                                R Class                                                      2,510

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2700
                                 Institutional Class                                           $0.2953
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2383
C Class                                            $0.1433
R Class                                           $0.2066

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      49,703
                      Institutional Class                                                      47,075
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           29,131
                                C Class                                            944
R Class                                            13,664

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.30
                      Institutional Class                                           $12.31
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.28
                                C Class                                            $12.26
R Class                                            $12.26

Series Number: 12
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           11,527
                                Institutional Class                                                      9,191
           2. Dividends for a second class of open-end company shares
                                A Class                                           6,745
C Class                                           55
                                R Class                                           2,516

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2720
                      Institutional Class                                           $0.2979
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2396
C Class                                            $0.1426
R Class                                           $0.2073

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      46,961
                      Institutional Class                                                      45,624
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           30,744
                        C Class                                                                 449
R Class                                            13,814

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.58
                      Institutional Class                                           $12.59
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.55
                                C Class                                            $12.54
R Class                                            $12.54

Series Number: 13
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      9,017
Institutional Class                                           7,300
2. Dividends for a second class of open-end company shares
A Class                                           4,643
C Class                                           37
R Class                                           1,819

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2861
Institutional Class                                           $0.3131
2. Dividends for a second class of open-end company shares
A Class                                           $0.2524
C Class                                           $0.1513
R Class                                           $0.2187

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      35,953
Institutional Class                                           33,289
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           20,357
C Class                                           241
R Class                                           9,366

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.14
Institutional Class                                           $13.15
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.12
C Class                                           $13.08
R Class                                           $13.10

Series Number: 14
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      4,991
Institutional Class                                           4,239
2. Dividends for a second class of open-end company shares
A Class                                           2,692
C Class                                           24
R Class                                           902

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2867
Institutional Class                                           $0.3138
2. Dividends for a second class of open-end company shares
A Class                                           $0.2529
C Class                                           $0.1515
R Class                                           $0.2191

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      20,349
Institutional Class                                           19,510
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           12,295
C Class                                           167
R Class                                           4,768

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.20
Institutional Class                                           $13.22
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.18
C Class                                           $13.15
R Class                                           $13.16

Series Number: 15
For period ending 07/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      920
Institutional Class                                           1226
2. Dividends for a second class of open-end company shares
A Class                                           707
C Class                                           5
R Class                                           288

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2804
Institutional Class                                           $0.3083
2. Dividends for a second class of open-end company shares
A Class                                           $0.2456
C Class                                           $0.1411
R Class                                           $0.2108

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      4,822
Institutional Class                                           6,747
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           3,789
C Class                                           41
R Class                                           1,817

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.72
Institutional Class                                           $13.73
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.69
C Class                                           $13.64
R Class                                           $13.69